The Biondo Growth Fund,

a series of the Northern Lights Fund Trust

Supplement dated March 30, 2009

to Prospectus dated May 30, 2008

Under "Implementation of Investment Objective" on page 7 of the Prospectus of The Biondo Growth Fund (the "Fund"), the second paragraph is hereby deleted in its entirety and replaced with the following:

Fixed Income Securities:  The Fund may also invest in fixed income or debt securities.  The Fund may invest up to 20% of its total assets, measured at the time of investment, in fixed-income or debt securities with a minimum credit quality of investment grade.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 30, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-800-672-9152.

Please retain this Supplement for future reference.

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